UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2007
_____________________

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

25 Phillips Parkway
Montvale, New Jersey 07645
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 581-2401

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 4, 2006, Platinum Energy Resources, Inc., a Delaware corporation (“Platinum Energy”), its wholly-owned subsidiary, PER Acquisition Corp., a Delaware corporation (“Acquisition Sub” or “New TEC”) and Tandem Energy Corporation, a Colorado corporation (“TEC”) entered into an Asset Acquisition Agreement and Plan of Reorganization (the “Acquisition Agreement”) pursuant to which Platinum Energy would acquire all of the assets and assume substantially all of the liabilities of TEC, including approximately $42 million of TEC's debt, in exchange for the issuance of approximately 8 million shares of Platinum Energy common stock (the “Acquisition”). On October 26, 2007, the Acquisition Agreement was amended to exclude certain immaterial assets from the Acquisition. A copy of Amendment No. 7 to the Acquisition Agreement is filed herewith as Exhibit 2.8 and incorporated herein by reference.

TEC and Guaranty Bank, FSB, a federal savings bank (the “Lender”), entered into a Credit Agreement dated June 8, 2005 as amended by a First Amendment to Credit Agreement dated October 21, 2005 and as further amended by Waiver and Second Amendment to Credit Agreement dated February 15, 2006 (the “Credit Agreement”). The material terms of the Credit Agreement are discussed in Platinum Energy’s Proxy Statement in the section entitled “Tandem’s Management’s Discussion and Analysis of Financial Conditions and Results of Operations - Liquidity and Capital Resources - Financing” beginning on page 131 and such disclosure is incorporated herein by reference.

In connection with the Acquisition, TEC assigned its rights and obligations under the Credit Agreement to New TEC. An Assignment, Waiver and Third Amendment to Credit Agreement (the “Third Amendment”) was made and entered into effective as of October 26, 2007 among TEC, New TEC and the Lender. Pursuant to the Third Amendment, a new borrowing base was set at $5,000,000. All other material terms of the Credit Agreement remain unchanged.

All outstanding borrowings under the Credit Agreement were paid off at the closing of the Acquisition (the “Closing”). Accordingly there are currently no outstanding borrowings under the Credit Agreement.

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

On October 26, 2007, Platinum Energy consummated the Acquisition pursuant to the Acquisition Agreement. The material terms of the Acquisition Agreement are contained in Platinum Energy’s definitive proxy statement (SEC File No. 000-51553) filed October 17, 2007 (hereinafter referred to as the “Proxy Statement”), in the sections entitled “The Asset Acquisition Proposal,” beginning on page 50 and “The Asset Acquisition Agreement and Plan of Reorganization,” beginning on page 73, and are hereby incorporated by reference.

At the Closing, New TEC, acquired all of the assets and assumed substantially all of the liabilities of TEC, including approximately $42 million of TEC's debt, in exchange for the issuance of 7,692,308 shares of Platinum Energy common stock.

The following information is provided about us, our business and securities, reflecting the consummation of the acquisition.

Business.

The business of New TEC is described in the Proxy Statement in the section entitled “Business of TEC” beginning on page 113 and that information is incorporated herein by reference.

Risk Factors.

The risks associated with New TEC’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 27 and are incorporated herein by reference.

Financial Information.

Reference is made to the disclosure set forth in Section 9.01 of this Current Report on Form 8-K concerning the financial information of Platinum Energy and New TEC. Reference is further made to the disclosure contained in the Proxy Statement in the section entitled “Tandem’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 125, which is incorporated herein by reference.

Properties.

The properties of New TEC are described in the Proxy Statement in the section entitled “Description of Properties” on page 122 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth information regarding the beneficial ownership of our common stock as of October 26, 2007:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Azimuth Opportunity, Ltd.(2)	1,542,000	6.0%
J.D. Capital Management LLC(3) J. David Rogers	3,856,200	14.7%
Millenco, L.P./NY(4) Millennium Management, L.L.C. Israel A. Englander	2,249,400	9.2%
D.B. Zwirn Special Opportunities Fund, L.P.(5) D.B. Zwirn Special Opportunities Fund, Ltd. HCM/2 Special Opportunities LLC	1,625,000	6.3%
QVT Financial LP(6)	1,387,500	5.4%
Braesridge Energy LLC (7)	5,641,100	21.5%
Tandem Energy Corporation (8)	7,692,308	32.0%
Mark Nordlicht(9)	2,151,000	8.3%
Barry Kostiner(10)	968,130	4.0%
William C. Glass(11)	270,000	1.0%
Richard Geyser(12)	90,000	* %
James H. Dorman(13)	60,000	* %
Jim L. Troxel(14)	60,000	* %
Tim G. Culp (8)	--	--
All directors and executive officers as a group (6 individuals)	1,448,130	6.0%

*	Denotes percentages of less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals is 25 Phillips Parkway, Montvale, New Jersey 07645.

(2)
Based upon a Statement on Schedule 13G (Amendment No. 1) dated December 13, 2006 filed by Azimuth Opportunity, Ltd. The address of Azimuth Opportunity, Ltd. is c/o WSmiths Finance, Nemours Chambers, P.O. Box 3170, Road Town, Tortola, British Virgin Islands.

(3)
Based upon a Statement on Schedule 13G dated October 29, 2007 filed by J.D. Capital Management LLC, we understand that JD Capital Management LLC is the investment manager of Temp Master Fund LP and, by virtue of such status, may be deemed to be the beneficial owner of 3,856,200 units owned by Tempo. Mr. Rogers is the managing member of J.D. Capital and has voting and investment power with respect to the shares. The address of J.D. Capital and Mr. Rogers is Two Greenwich Plaza, Greenwich, Connecticut 06830.

(4)
Based upon a Statement on Schedule 13D (Amendment No. 2) dated October 26, 2007 filed by Millenco, L.P., Millennium Management, L.L.C. and Israel A. Englander, Millennium Management is the general partner of Millenco and, as such, may be deemed to have voting control and investment discretion over the securities owned by Millenco. Israel A. Englander is the managing member of Millennium Management and has voting and investment power with respect to the shares. The address of the parties is c/o Millennium Management, L.L.C. 666 Fifth Avenue, New York New York 10103

(5)
Based upon a Statement on Schedule 13G dated September 5, 2006 filed by D.B. Zwirn & Co., L.P., DBZ GP, LLC, Zwirn Holdings, LLC, Daniel B. Zwirn, D.B. Zwirn Special Opportunities Fund, L.P. (“Fund L.P.”), D.B. Zwirn Special Opportunities Fund, Ltd. (“Fund Ltd.”) and HCM/Z Special Opportunities LLC (“Opportunities LLC”), D.B. Zwirn & Co., L.P., DBZ GP, LLC, Zwirn Holdings, LLC, and Daniel B. Zwirn may each be deemed the beneficial owner of (i) 573,750 shares of common stock owned by Fund, L.P., (ii) 932,500 shares of common stock owned by Fund, Ltd. and (iii) 118,750 shares of common stock owned by Opportunities LLC. D.B. Zwirn & Co., L.P. is the manager of each of Fund L.P., Fund Ltd. and Opportunities LLC, and, consequently, has voting control and investment discretion over the shares of common stock held by each of the Funds. Furthermore, Daniel B. Zwirn is the managing member of, and thereby controls, Zwirn Holdings, LLC, which in turn is the managing member of and, thereby, controls DBZ GP, LLC, which in turn is the general partner of and thereby controls D.B. Zwirn & Co., L.P. The address of each of the parties is 745 Fifth Avenue, 18th Floor, New York, NY 10151, except for Fund Ltd. which has an address at P.O. Box 896, George Town, Harbour Centre, 2nd Floor, Grand Cayman, Cayman Islands, British West Indies and Opportunities LLC which has an address at Seven Mile Beach, Grand Cayman, Cayman Islands, British West Indies.

(6)
Based upon a Statement on Schedule 13G (Amendment No. 1) dated February 13, 2007 filed by QVT Financial LP, QVT Financial GP LLC, QVT Fund LP, and QVT Associates GP LLC. QVT Financial LP is the investment manager for QVT Fund LP, which beneficially owns 1,162,242 shares of common stock. QVT Financial LP is also the investment manager for a separate discretionary account, which holds 223,258 shares of common stock. QVT Financial LP has the power to direct the vote and disposition of the common stock held by each of the QVT Fund LP and the separate discretionary account. Accordingly, QVT Financial LP may be deemed to be the beneficial owner of an aggregate amount of 1,387,500 shares of common stock. QVT Financial LP is the general partner of QVT Financial LP and QVT Associates GP LLC is the general partner of the QVT Fund LP. The address of each of the parties is 1177 Avenue of the Americas, 9th Floor New York, New York 10036, except QVT Fund LP whose address is Walkers SPV, Walkers House, P.O. Box 908GT, Mary Street, George Town, Grand Cayman, Cayman Islands.

(7)
Based on a Statement on Schedule 13D (Amendment No. 4) dated October 26, 2007, filed by Braesridge Energy LLC and Barry Kostiner. Mr. Kostiner is Manager of Braesridge Energy LLC and may be deemed to beneficially own such shares. Mr. Kostiner disclaims beneficial ownership of the shares held by Braesridge Energy LLC. Does not include shares held directly by Mr. Kostiner. Braesridge Energy LLC’s address is 183 McNamara Road Wesley Hills, New York 10977.

(8)
TEC is a wholly owned subsidiary of Tandem Energy Holdings, Inc. ("TEHI"). Mr. Tim Culp is the President of TEHI and owns approximately 32% of the outstanding shares of TEHI common stock. It is contemplated that TEC will liquidate its assets, including the 7,692,308 shares of Platinum Energy common stock, to TEHI and dissolve. It is further contemplated that TEHI will distribute its assets, including the Platinum Energy common stock, to its stockholders and dissolve. Mr. Culp disclaims any beneficial ownership of the shares held by TEC. TEC's address is 200 N. Loraine, Suite 500, Midland, Texas 79701.

(9)
Includes 21,000 shares owned directly by Mr. Nordlicht and 2,130,000 shares held by Platinum Management (NY) LLC, a limited liability company controlled by Mr. Nordlicht. The address of Mr. Nordlicht and Platinum Management (NY) LLC is 152 West 57th Street, New York, New York 10019.

(10)
Does not include an aggregate of 480,000 shares of common stock he may receive in the event Messrs. Glass, Geyser, Dorman or Troxel’s shares do not vest as described below in footnotes 11, 12, 13 and 14, respectively. Prior to the IPO, Mr. James E. Bashaw (a former director of Platinum) entered into a Subscription Agreement to subscribe for 45,000 shares of Platinum common stock. Pursuant to the Agreement, Mr. Bashaw agreed that in the event he ceases to remain a director of Platinum until the expiration of the escrow period, Mr. Kostiner would have the right to elect within 3 months following such termination of services to purchase Mr. Bashaw’s shares at $0.0001 per share. On August 15, 2007, Mr. Kostiner entered into an agreement with Mr. Bashaw pursuant to which Mr. Kostiner agreed to purchase Mr. Bashaw's 45,000 shares of Platinum common stock at the expiration of the three year escrow period, conditioned upon consummation of the asset acquisition. These shares will remain in escrow until the expiration of the three year escrow period. Also does not include 5,641,100 shares of common stock beneficially owned, by Braesridge Energy LLC, of which Mr. Kostiner is Manager. As Manager, in which capacity he has investment and/or voting power of the shares held by Braesridge, Mr. Kostiner may be deemed to beneficially own the shares held by Braesridge. Mr. Kostiner disclaims beneficial ownership of the shares held by Braesridge.

(11)
These shares vest in full upon the expiration of the three-year escrow period, October 24, 2008, provided Mr. Glass is still affiliated with us at such time, or if his affiliation has been terminated without cause or as a result of death or disability. In the event Mr. Glass is not affiliated with us, for reasons other than as described in the previous sentence, at the time of the expiration of the three-year escrow period, these shares revert back to Mr. Kostiner upon his election, within three months of Mr. Glass’ termination, to purchase the shares at $.0001 per share.

(12)
These shares vest in full upon the expiration of the three-year escrow period, October 24, 2008, provided Mr. Geyser is still affiliated with us at such time, or if his affiliation has been terminated without cause or as a result of death or disability. In the event Mr. Geyser is not affiliated with us, for reasons other than as described in the previous sentence, at the time of the expiration of the three-year escrow period, these shares revert back to Mr. Kostiner upon his election, within three months of Mr. Geyser’s termination, to purchase the shares at $.0001 per share.

(13)
These shares vest in full upon the expiration of the three-year escrow period, October 24, 2008, provided Mr. Dorman is still affiliated with us at such time, or if his affiliation has been terminated without cause or as a result of death or disability. In the event Mr. Dorman is not affiliated with us, for reasons other than as described in the previous sentence, at the time of the expiration of the three-year escrow period, these shares revert back to Mr. Kostiner upon his election, within three months of Mr. Dorman’s termination, to purchase the shares at $.0001 per share.

(14)
These shares vest in full upon the expiration of the three-year escrow period, October 24, 2008, provided Mr. Troxel is still affiliated with us at such time, or if his affiliation has been terminated without cause or as a result of death or disability. In the event Mr. Troxel is not affiliated with us, for reasons other than as described in the previous sentence, at the time of the expiration of the three-year escrow period, these shares revert back to Mr. Kostiner upon his election, within three months of Mr. Troxel’s termination, to purchase the shares at $.0001 per share. Mr. Troxel’s business address is 1001 McKinney, Suite 2200, Houston, Texas 77002.

Directors and Executive Officers.

The directors and executive officers Platinum Energy upon the consummation of the transactions contemplated by the Acquisition Agreement are described in the Proxy Statement in the section entitled “The Directors and Executive Officers of Platinum Following the Consummation of the Asset Acquisition” beginning on page 144 and that information is incorporated herein by reference.

Executive Compensation.

The executive compensation of Platinum Energy’s executive officers and directors is described in the Proxy Statement in the section entitled “The Directors and Executive Officers of Platinum Following the Consummation of the Asset Acquisition - Executive Compensation” beginning on page 146 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions and Director Independence.

Certain relationships and related party transactions of New TEC are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 150 and are incorporated herein by reference.

Legal Proceedings.

Platinum Energy’s legal proceedings are described in the Proxy Statement in the section entitled “Other Information Related to Platinum - Legal Proceedings” on page 110 and such information is incorporated herein by reference.

Market Price of and Dividends on Platinum Energy’s Common Equity and Related Stockholder Matters.

The market price of and dividends on Platinum Energy’s common stock and related stockholder matters are described in the Proxy Statement in the section entitled “Selected Summary Historical and Pro Forma Combined Financial Information - Market Price and Dividend Data for Platinum Securities” on page 26 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities.

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning Platinum Energy’s issuances of stock in connection with the Acquisition.

Description of Platinum Energy’s Securities to be Registered.

The description of Platinum Energy’s securities is contained in Part I of our registration statement on Form S-1, as amended (File No. 333-125687) (the “Registration Statement”) in the section entitled “Description of Securities” beginning on page 37 and is incorporated herein by reference.

Indemnification of Directors and Officers.

A description of the indemnification provisions relating to the Company’s directors and officers is set forth in Part II of our Registration Statement under Item 14 and is incorporated herein by reference.

Financial Statements and Supplementary Data.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of Platinum Energy and New TEC.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

None.

Financial Statements and Exhibits.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of Platinum Energy and New TEC.

Item 2.02	Results of Operations and Financial Condition.

Reference is made to the disclosure contained in the Proxy Statement in the Section entitled “Tandem’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 125, which is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

Pursuant to the Acquisition Agreement, Platinum Energy issued 7,692,308 shares of its common stock to TEC upon Closing. Reference is made to the disclosure set forth in the Proxy Statement in the sections entitled “The Asset Acquisition Agreement and Plan of Reorganization - Asset Acquisition Consideration” on page 73 and “The Asset Acquisition Agreement and Plan of Reorganization - Registration Rights” on page 82 which are incorporated herein by reference. Platinum Energy is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the Acquisition.

Platinum Energy also issued 178,572 shares of its common stock to Lance Duncan upon Closing in exchange for consulting services pursuant to a Consulting Agreement entered into by and between Platinum Energy and Lance Duncan dated October 26, 2006 (the “Consulting Agreement”). Reference is made to the disclosure set forth in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions - TEC Related Party Transactions” beginning on page 151 which is incorporated herein by reference. Platinum Energy is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the Acquisition.

Item 3.03	Material Modifications to Rights of Security Holders.

On October 26, 2007, we amended and restated our certificate of incorporation. Reference is made to the disclosure described in the Proxy Statement in the Section entitled “Special Meeting of Platinum Stockholders - Purpose of the Platinum Special Meeting” on page 41 which is incorporated herein by reference. The Amended and Restated Certificate of incorporation is filed as Exhibit 3.1 of this Current Report on Form 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing, Mark Nordlicht resigned as Chairman of the Board and as a Director of Platinum Energy. Tim Culp became a director and the Chairman of the Board of Platinum Energy. Reference is made to the disclosure contained in the Proxy Statement in the section entitled “The Directors and Executive Officers of Platinum Following the Consummation of the Asset Acquisition” beginning on page 144, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

In connection with the approval of the Acquisition, Platinum Energy’s stockholders approved an Amended and Restated Certificate of Incorporation for Platinum Energy which deletes the preamble and Sections A through D, inclusive, of Article Sixth thereto, as those provisions are no longer applicable. Platinum Energy’s Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1.  In connection with the Acquisition, Platinum Energy’s directors adopted an amendment to Platinum Energy’s bylaws. The purpose of the amendment to the bylaws is to provide that the Chairman of the Board has ultimate authority for decisions relating to the general management and control of the affairs and business of Platinum Energy. The amended and restated bylaws are attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 5.06	Change in Shell Company Status.

The material terms of the Acquisition, are described in the Proxy Statement in the section entitled “The Asset Acquisition Agreement and Plan of Reorganization” beginning on page 73 and are incorporated herein by reference.

Item 8.01	Other Events.

On November 1, 2007, Platinum Energy announced that its board of directors established a share repurchase program. A copy of the press release issued by Platinum Energy on November 1, 2007 describing such plan is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Financial Statements.

The financial statements and selected financial information of Tandem Energy Holdings, Inc. and Platinum Energy are included in the Proxy Statement in the sections entitled “Selected Summary Historical and Pro Forma Combined Financial Information,” “Unaudited Pro Forma Condensed Combined Financial Statements of Platinum/Tandem For the Year Ended December 31, 2006 and the Six Months Ended June 30, 2007” and “Index to Financial Statements” (and the audited and unaudited financial statements and related reports referred to in the Index to Financial Statements), beginning on pages 21, 84 and F1-1, respectively, and are incorporated herein by reference. In addition, the audited and unaudited financial statements of Shamrock Energy Corporation and related report (with regard to the audited financial statements) beginning on page F2-1 are incorporated herein by reference.

Information with respect to the independent auditors of Tandem Energy Holdings, Inc. and Platinum Energy is contained in the Proxy Statement in the section entitled “Experts” on page 152 and is incorporated in this Current Report on Form 8-K by reference.

Exhibits.

Exhibit	Description
2.1
Asset Acquisition Agreement and Plan of Reorganization dated October 4, 2006 by and among Platinum Energy, Tandem Energy Corporation, a Colorado corporation, and PER Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Corporation (included as Annex A of the Definitive Proxy Statement (File No. 000-51553), filed October 17, 2007 and incorporated by reference herein)

2.2
Amendment No. 1 to the Asset Acquisition Agreement and Plan of Reorganization dated December 6, 2006 by and among Platinum Energy, Tandem Energy Corporation and PER Acquisition Corporation (included as Annex A of the Definitive Proxy Statement (File No. 000-51553), filed October 17, 2007 and incorporated by reference herein)

2.3
Amendment No. 2 to the Asset Acquisition Agreement and Plan of Reorganization dated February 9, 2007 by and among Platinum Energy, Tandem Energy Corporation and PER Acquisition Corporation (included as Annex A of the Definitive Proxy Statement (File No. 000-51553), filed October 17, 2007 and incorporated by reference herein)

2.4
Amendment No. 3 to the Asset Acquisition Agreement and Plan of Reorganization dated March 29, 2007 by and among Platinum Energy, Tandem Energy Corporation and PER Acquisition Corporation (included as Annex A of the Definitive Proxy Statement (File No. 000-51553), filed October 17, 2007 and incorporated by reference herein)

2.5
Amendment No. 4 to the Asset Acquisition Agreement and Plan of Reorganization dated June 1, 2007 by and among Platinum Energy, Tandem Energy Corporation and PER Acquisition Corporation (included as Annex A of the Definitive Proxy Statement (File No. 000-51553), filed October 17, 2007 and incorporated by reference herein)

2.6
Amendment No. 5 to the Asset Acquisition Agreement and Plan of Reorganization dated July 18, 2007 by and among Platinum Energy, Tandem Energy Corporation and PER Acquisition Corporation (included as Annex A of the Definitive Proxy Statement (File No. 000-51553), filed October 17, 2007 and incorporated by reference herein)

2.7
Amendment No. 6 to the Asset Acquisition Agreement and Plan of Reorganization dated September 4, 2007 by and among Platinum Energy, Tandem Energy Corporation and PER Acquisition Corporation (included as Annex A of the Definitive Proxy Statement (File No. 000-51553), filed October 17, 2007 and incorporated by reference herein)

2.8	Amendment No. 7 to the Asset Acquisition Agreement and Plan of Reorganization dated October 26, 2007 by and among Platinum Energy, Tandem Energy Corporation and PER Acquisition Corporation*

3.1	Amended and Restated Certificate of Incorporation of Platinum Energy*

3.2	Amended and Restated Bylaws of Platinum Energy*

4.1	Specimen Unit Certificate (incorporated by reference from Exhibit 4.1 to Platinum Energy’s Registration Statement on Form S-1 (File No. 333-125687) on June 10, 2005)

4.2	Specimen Common Stock Certificate (incorporated by reference from Exhibit 4.2 to Platinum Energy’s Registration Statement on Form S-1 (File No. 333-125687) on June 10, 2005)

4.3	Specimen Warrant Certificate (incorporated by reference from Exhibit 4.3 to Platinum Energy’s Registration Statement on Form S-1 (File No. 333-125687) on June 10, 2005)

4.4
Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (incorporated by reference from Exhibit 4.4 to Platinum Energy’s Registration Statement on Form S-1 (File No. 333-125687) on June 10, 2005)

4.5	Form of Unit Purchase Option to be granted to Representative (incorporated by reference from Exhibit 4.5 to Platinum Energy’s Registration Statement on Form S-1 (File No. 333-125687) on June 10, 2005)

4.6
Warrant Clarification and Confirmation Agreement, dated as of November 3, 2006, between Platinum Energy Resources, Inc. and American Stock Transfer and Trust Company (incorporated by reference from Exhibit 4.1 to Platinum Energy’s Current Report on Form 8-K filed November 9, 2006)

4.7
Amendment to Unit Purchase Options, dated as of November 3, 2006, among Platinum Energy Resources, Inc. and the holders of Unit Purchase Options (incorporated by reference from Exhibit 4.2 to Platinum Energy’s Current Report on Form 8-K filed November 9, 2006)

10.1	Credit Agreement, effective as of June 8, 2005, between TEC and Guaranty Bank, FSB*

10.2	First Amendment to Credit Agreement, effective as of October 21, 2005, between TEC and Guaranty Bank, FSB*

10.3	Waiver and Second Amendment to Credit Agreement, effective as of February 15, 2006, between TEC and Guaranty Bank, FSB*

10.4	Assignment, Waiver and Third Amendment to Credit Agreement, effective as of October 26, 2007, among TEC, New TEC and Guaranty Bank, FSB*

10.5	Platinum Energy’s 2006 Long-Term Incentive Compensation Plan*

10.6	Office Lease Agreement executed July 28, 2006 by and between Loraine at Texas Office Tower, Ltd. dba Centennial Tower, Ltd. and TEC.*

99.1	Press Release, dated November 1, 2007. *

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.
Dated: November 1, 2007
	By:	/s/ Barry Kostiner
Barry Kostiner
Chief Executive Officer